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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 30, 1997

                          ANALYSIS & TECHNOLOGY, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

          Connecticut                   0-14161                  95-2579365
          -----------                   -------                  ----------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation                  Number)             Identification No.)

               Route 2, P.O. Box 220, North Stonington, CT 06359
             -----------------------------------------------------
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (860) 599-3910

       Former name or former address, if changed since last report:  N/A



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ITEM 5.   OTHER EVENTS.


     Pursuant to General Instruction F to Form 8-K, information regarding this
Item is incorporated by reference to the information contained in the press release issued by the Company on December 19, 1997 included as Exhibit 20 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

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
     Exhibit No.       Document
     -----------       --------
     20                Press Release of the Company
                       dated December 19, 1997
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANALYSIS & TECHNOLOGY, INC.



Date:   December 30, 1997                    By: /s/ David M. Nolf
                                                 ----------------------------
                                                     David M. Nolf
                                                     Executive Vice President
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                                  EXHIBIT INDEX


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
Exhibit No.            Document                         Page No.
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
    20                 Press Release of Company            4
                       Dated December 19, 1997
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